2009 ANNUAL INCENTIVE AWARD TARGETS

The following sets forth On Assignment, Inc.’s (the “Company”) annual incentive awards (the “Bonus Program”) for the executive officers named below, (collectively “Participants” and individually a “Participant”) with respect to 2009 performance.

Each determination provided for in the Plan and/or the Bonus Program shall be made by the Compensation Committee of the Board of Directors (the “Committee”) under such procedures as may from time to time be prescribed by the Committee and shall be made in the sole discretion of the Committee.   Any such determinations shall be final and conclusive and binding on all interested parties.   Attainment of all performance goals will be determined after taking into consideration the impact of all bonuses to be paid under this Bonus Program, meaning that if, after deducting any such bonus awards, the resulting number is not at or above the target, the target has not been achieved and the affected bonus will be reduced (if necessary, to zero) as required to cause the attainment of such target.

Unless otherwise noted, the 2009 incentive compensation shall be paid to Participants, in cash, on or prior to March 15th of 2010, contingent upon the Participant’s attainment of goals specified in the Bonus Program, (for the avoidance of doubt, this deadline is intended to comply with the “short-term deferral” exemption from the application of Section 409A).No payments shall be made to a Participant under the Bonus Program unless and until the Committee shall have certified in writing the attainment of the applicable performance goals.

For purposes of the Plan, the following definitions shall apply:

“Adjusted EBITDA” means earnings before interest, taxes, depreciation and amortization, but excluding gains, losses or expenses associated with all Unusual Items (defined below).

“Cash generation” is measured as operating cash flow, less capital expenditure, but excluding gains, losses or expenses associated with all Unusual Items.

“Branch contribution” is calculated, divisionally, by branch gross profit less branch operating expense, but excluding gains, losses or expenses associated with all Unusual Items.

“Unusual Items” shall mean: (i) restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Principles Board Opinion No. 30 and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year; (ii) a force majeure or other event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; (iii) litigation (including attorneys’ fees and other litigation expenses), judgments, settlements; (iv) changes in tax laws or accounting standards required by generally accepted accounting principles or changes in other such laws or provisions affecting reported results; (v) expenses resulting from severance arrangements with terminated employees; (vi) equity-based compensation expenses; (vii) one-time gains or losses from the disposal or sale of assets; and (viii) impairments of goodwill or other intangible assets.

     2009 Executive Incentive Compensation

     Mike McGowan

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Bonus A: McGowan will earn an annual incentive bonus (the “McGowan Bonus A”) equal to up to 50% of his annual base salary (e.g. $172,500 assuming an annual base salary of $345,000) contingent upon Oxford and/or the Company achieving the following goals:  (i) 40% (e.g. $69,000) based upon attaining Oxford 2009 Adjusted EBITDA of no less than $24,376,000 and (ii) 60% (e.g. $103,500) based upon attaining consolidated 2009 Adjusted EBITDA of no less than $54,000,000.

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Bonus B: McGowan will earn an annual incentive bonus (the “McGowan Bonus B”) of up to 50% of his annual base salary determined as a linear pro ration of the extent to which Oxford and/or the Company achieve the following goals:  (i) up to (20%) (e.g. $34,500) of the McGowan Bonus B will be earned on a sliding scale, based on the Company generating cash levels between $25,200,000 and $30,800,000 (i.e. 90% to 110% of Board Budget); (ii) up to 20% of the McGowan Bonus B will be earned on a sliding scale, based on Oxford’s attainment of a gross margin of at least 33.43% up to a maximum of 37.14% (i.e. 90% to 100%); (iii) up to 20% of the Mr. McGowan Bonus B will be earned on a sliding scale, based on the Company’s attainment of a consolidated gross margin of at least 27.45% up to a maximum of 30.5% (i.e. 90% to 100%); (iv) up to 15% (e.g. $25,875) of the McGowan Bonus B will be earned on a sliding scale, based on Oxford’s attainment of an Adjusted EBITDA margin of at least 11.86% up to a maximum of 13.18% (i.e. 90% to 100%); (v) up to 15% of the Mr. McGowan Bonus B will be earned on a sliding scale, based on the Company’s attainment of a consolidated Adjusted EBITDA margin of at least 7.65% up to a maximum of 8.5% (i.e. 90% to 100%); (vi) 10% (e.g. $17,250) of the McGowan Bonus B will be earned if the Company successfully negotiates an amendment to its existing credit facility or a complete replacement thereof. In no event shall the McGowan Bonus B exceed 50% of his annual base salary.

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Performance-Vesting Restricted Stock Unit (“RSU”) Grant:  The Committee previously granted to McGowan in 2008 1,600 RSUs, (representing the second third of the 2008 Performance-Vesting RSUs, and, in 2009 5,879 RSUs, representing the first third of the 2009 Performance-Vesting RSUs, which shall collectively vest as to (i) 50% of such RSUs if the Company’s adjusted 2009 EBITDA equals or exceeds $45,900,000 (85% of Board Budget), and (ii) up to an additional 50% of such RSUs, determined as a linear pro ration to the extent that 2009 Adjusted EBITDA exceeds $45,900,000, up to a maximum Adjusted EBITDA of $59,400,000.  Additionally, 128 RSUs from the first third of the 2008 Performance-Vesting RSUs granted in 2008 that did not vest in 2008 shall roll-forward and shall vest as a linear pro ration to the extent that 2009 Adjusted EBITDA exceeds $45,900,000, up to a maximum Adjusted EBITDA of $59,400,000 (i.e. 110% of Board Budget).  The Committee shall determine in its sole discretion whether and how any fractional vested RSUs will be paid.  Vesting shall occur (if at all) on the date on which the Committee certifies the level of attainment of Company’s 2009 Adjusted EBITDA, but in no event more than sixty days after the end of 2009.

     2009 Executive Incentive Compensation

     Emmett McGrath

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Bonus A: McGrath will earn an annual incentive bonus (the “McGrath Bonus A”) equal to up to 50% of his annual base salary (e.g. $158,100 assuming an annual base salary of $316,200) contingent upon the Life Sciences division, the Allied division and/or the Company achieving the following goals:  (i) 40% (e.g. $63,240) based upon attaining consolidated 2009 Adjusted EBITDA of no less than $54,000,000; (ii) 45% (e.g. $71,145) based upon attaining Life Sciences Branch contribution of $21,305,00; and (iii) 15% (e.g. $23,715) based upon attaining Allied Branch contribution of $4,634,000.

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Bonus B: McGrath will earn an annual incentive bonus (the “McGrath Bonus B”) of up to 50% of his annual base salary determined as a linear pro ration of the extent to which the Life Sciences division, the Allied division and/or the Company achieve the following goals:  (i) up to (20%) (e.g. $31,620) of the McGrath Bonus B will be earned on a sliding scale, based on the Company generating cash levels between $25,200,000 and $30,800,000 (i.e. 90% to 100% of Board Budget); (ii) up to 15% (e.g. $23,715) of the McGrath Bonus B will be earned on a sliding scale, based on Life Sciences division’s attainment of a gross margin of at least 29.19% up to a maximum of 32.43% (i.e. 90% to 100%);  (iii)  up to 5% (e.g. $7,905) of the Mr. McGrath Bonus B will be earned on a sliding scale, based on the Allied division’s attainment of a gross margin of at least 27.85 up to a maximum of 30.95% (i.e. 90% to 100%); (iv) up to 20% of the McGrath Bonus B will be earned on a sliding scale, based on the Company’s attainment of a consolidated gross margin of at least 27.45% up to a maximum of 30.5% (i.e. 90% to 100%); (v) up to 11.25% (e.g. $17,786) of the McGrath Bonus B will be earned on a sliding scale, based on the Life Sciences division’s attainment of Branch contribution margin of at least 16.24% up to a maximum of 18.05% (i.e. 90% to 100%); (vi) up to 3.75% (e.g. $5,929) of the McGrath Bonus B will be earned on a sliding scale, based on the Allied division’s attainment of Branch contribution margin of at least 7.53% up to maximum of 8.37% (i.e. 90% to 100%); (vii) up to 15% of the McGrath Bonus B will be earned on a sliding scale, based on the Company attaining Adjusted EBITDA margin of at least 7.65% up to a maximum of 8.5% (i.e. 90% to 100%).  10% of the McGrath Bonus B will be earned if the Company successfully negotiates an amendment to its existing credit facility or a complete replacement thereof. In no event shall the McGrath Bonus B exceed 50% of his annual base salary.

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Performance-Vesting Restricted Stock Unit (“RSU”) Grant:  The Committee previously granted to McGrath in 2008 5,225 RSUs, (representing the second third of the 2008 Performance-Vesting RSUs, and, in 2009 5,879 RSUs, representing the first third of the 2009 Performance-Vesting RSUs, which shall collectively vest as to (i) 50% of such RSUs if the Company’s adjusted 2009 EBITDA equals or exceeds $45,900,000 (85% of Board Budget), and (ii) up to an additional 50% of such RSUs, determined as a linear pro ration to the extent that 2009 Adjusted EBITDA exceeds $45,900,000, up to a maximum Adjusted EBITDA of $59,400,000 (110% of Board Budget).  Additionally, 419 RSUs from the first third of the 2008 Performance-Vesting RSUs granted in 2008 that did not vest in 2008 shall roll-forward and shall vest as a linear pro ration to the extent that 2009 Adjusted EBITDA exceeds $45,900,000, up to a maximum Adjusted EBITDA of $59,400,000.  The Committee shall determine in its sole discretion whether and how any fractional vested RSUs will be paid.  Vesting shall occur (if at all) on the date on which the Committee certifies the level of attainment of Company’s 2009 Adjusted EBITDA, but in no event more than sixty days after the end of 2009.

     2009 Executive Incentive Compensation

     Jim Brill

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Bonus A: Brill will earn an annual incentive bonus (the “Brill Bonus A”) equal to 50% of his annual base salary (e.g. $146,880 assuming an annual base salary of $293,760) contingent the Company achieving consolidated 2009 Adjusted EBITDA of no less than $54,000,000.

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Bonus B: Brill will earn an annual incentive bonus (the “Brill Bonus B”) of up to 50% of his annual base salary determined as a linear pro ration of the extent to which the Company achieves the following goals:  (i) up to (20%) (e.g. $29,376) of the Brill Bonus B will be earned on a sliding scale, based on the Company generating cash levels between $25,200,000 and $30,800,000 (i.e. 90% to 110% of Board Budget); (ii) up to 20% of the Brill Bonus B will be earned on a sliding scale, based on the Company’s attainment of a consolidated gross margin of at least 27.45% up to a maximum of 30.5% (i.e. 90% to 100%); (iii) up to 40% (e.g. $58,752) of the Brill Bonus B will be earned on a sliding scale, based on the Company’s attainment of a consolidated Adjusted EBITDA margin of at least 7.65% up to a maximum of 8.5% (i.e. 90% to 100%); (iv) 20% of the Brill Bonus B will be earned if the Company successfully negotiates an amendment to its existing credit facility or a complete replacement thereof. In no event shall the Brill Bonus B exceed 50% of his annual base salary.

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Performance-Vesting Restricted Stock Unit (“RSU”) Grant:  The Committee previously granted to Brill in 2008 9,196 RSUs, (representing the second third of the 2008 Performance-Vesting RSUs, and, in 2009 10,347 RSUs, representing the first third of the 2009 Performance-Vesting RSUs, which shall collectively vest as to (i) 50% of such RSUs if the Company’s adjusted 2009 EBITDA equals or exceeds $45,900,000 (85% of Board Budget), and (ii) up to an additional 50% of such RSUs, determined as a linear pro ration to the extent that 2009 Adjusted EBITDA exceeds $45,900,000, up to a maximum Adjusted EBITDA of $59,400,000 (110% of Board Budget).  Additionally, 736 RSUs from the first third of the 2008 Performance-Vesting RSUs granted in 2008 that did not vest in 2008 shall roll-forward and shall vest as a linear pro ration to the extent that 2009 Adjusted EBITDA exceeds $45,900,000, up to a maximum Adjusted EBITDA of $59,400,000.  The Committee shall determine in its sole discretion whether and how any fractional vested RSUs will be paid.  Vesting shall occur (if at all) on the date on which the Committee certifies the level of attainment of Company’s 2009 Adjusted EBITDA, but in no event more than sixty days after the end of 2009.

    2009 Executive Incentive Compensation

    Mark Brouse

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Bonus A: Brouse will earn an annual incentive bonus (the “Brouse Bonus A”) equal to up to 37.5% of his annual base salary (e.g. $101,790 assuming an annual base salary of $271,440) contingent upon VISTA and/or the Company achieving the following goals:  (i) 40% (e.g. $40,716) based upon attaining consolidated 2009 Adjusted EBITDA of no less than $54,000,000 and (ii) 60% (e.g. $61,074) based upon attaining VISTA 2009 Adjusted EBITDA of no less than $9,470,000.

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Bonus B: Brouse will earn an annual incentive bonus (the “Brouse Bonus B”) of up to 37.5% of his annual base salary determined as a linear pro ration of the extent to which VISTA and/or the Company achieve the following goals:  (i) up to (20%) (e.g. $20,358) of the Brouse Bonus B will be earned on a sliding scale, based on the Company generating cash levels between $25,200,000 and $30,800,000 (i.e. 90% to 110% of Board Budget); (ii) up to 20% of the Brouse Bonus B will be earned on a sliding scale, based on VISTA’s attainment of a gross margin of at least 27.64% up to a maximum of 30.71% (i.e. 90% to 100%); (iii) up to 20% of the Mr. Brouse Bonus B will be earned on a sliding scale, based on the Company’s attainment of a consolidated gross margin of at least 27.45% up to a maximum of 30.5% (i.e. 90% to 100%); (iv) up to 15% (e.g. $15,269) of the Brouse Bonus B will be earned on a sliding scale, based on VISTA’s attainment of an Adjusted EBITDA margin of at least 8.59% up to a maximum of 9.54% (i.e. 90% to 100%); (v) up to 15% of the Mr. Brouse Bonus B will be earned on a sliding scale, based on the Company’s attainment of a consolidated Adjusted EBITDA margin of at least 7.65% up to a maximum of 8.5% (i.e. 90% to 100%); (vi) 10% (e.g. $10,179) of the Brouse Bonus B will be earned if the Company successfully negotiates an amendment to its existing credit facility or a complete replacement thereof. In no event shall the Brouse Bonus B exceed 37.5% of his annual base salary.

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Performance-Vesting Restricted Stock Unit (“RSU”) Grant:  The Committee previously granted to Brouse in 2008 4,065 RSUs, (representing the second third of the 2008 Performance-Vesting RSUs, and, in 2009 4,574 RSUs, representing the first third of the 2009 Performance-Vesting RSUs, which shall collectively vest as to (i) 50% of such RSUs if the Company’s adjusted 2009 EBITDA equals or exceeds $45,900,000 (85% of Board Budget), and (ii) up to an additional 50% of such RSUs, determined as a linear pro ration to the extent that 2009 Adjusted EBITDA exceeds $45,900,000, up to a maximum Adjusted EBITDA of $59,400,000.  Additionally, 325 RSUs from the first third of the 2008 Performance-Vesting RSUs granted in 2008 that did not vest in 2008 shall roll-forward and shall vest as a linear pro ration to the extent that 2009 Adjusted EBITDA exceeds $45,900,000, up to a maximum Adjusted EBITDA of $59,400,000 (i.e. 110% of Board Budget).  The Committee shall determine in its sole discretion whether and how any fractional vested RSUs will be paid.  Vesting shall occur (if at all) on the date on which the Committee certifies the level of attainment of Company’s 2009 Adjusted EBITDA, but in no event more than sixty days after the end of 2009.

    2009 Executive Incentive Compensation

    Thomas McKenna

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Bonus A: McKenna will earn an annual incentive bonus (the “McKenna Bonus A”) equal to up to 30% of his annual base salary (e.g. $59,670 assuming an annual base salary of $198,900) contingent upon Nurse Travel and/or the Company achieving the following goals:  (i) 40% (e.g. $23,868) based upon attaining consolidated 2009 Adjusted EBITDA of no less than $54,000,000 and (ii) 60% (e.g. $35,802) based upon attaining Nurse Travel 2009 Branch contribution of no less than $19,207,000.

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Bonus B: McKenna will earn an annual incentive bonus (the “McKenna Bonus B”) of up to 30% of his annual base salary determined as a linear pro ration of the extent to which Nurse Travel and/or the Company achieve the following goals:  (i) up to (20%) (e.g. $11,934) of the McKenna Bonus B will be earned on a sliding scale, based on the Company generating cash levels between $25,200,000 and $30,800,000 (i.e. 90% to 110% of Board Budget); (ii) up to 20% of the McKenna Bonus B will be earned on a sliding scale, based on Nurse Travel’s attainment of a gross margin of at least 19.61% up to a maximum of 21.79% (i.e. 90% to 100%); (iii) up to 20% of the Mr. McKenna Bonus B will be earned on a sliding scale, based on the Company’s attainment of a consolidated gross margin of at least 27.45% up to a maximum of 30.5% (i.e. 90% to 100%); (iv) up to 15% (e.g. $8,951) of the McKenna Bonus B will be earned on a sliding scale, based on Nurse Travel’s attainment of a Branch contribution margin of at least 14.24% up to a maximum of 15.83% (i.e. 90% to 100%); (v) up to 15% of the Mr. McKenna Bonus B will be earned on a sliding scale, based on the Company’s attainment of a consolidated Adjusted EBITDA margin of at least 7.65% up to a maximum of 8.5% (i.e. 90% to 100%); (vi) 10% (e.g. $5,967) of the McKenna Bonus B will be earned if the Company successfully negotiates an amendment to its existing credit facility or a complete replacement thereof. In no event shall the McKenna Bonus B exceed 30% of his annual base salary.